UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2020

EDTECHX HOLDINGS ACQUISITION CORP. II

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39792	85-2190936
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

c/o IBIS Capital Limited

22 Soho Square

London, W1D 4NS

United Kingdom

(Address of Principal Executive Offices) (Zip Code)

(44) 207 070 7080

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one redeemable warrant	EDTXU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	EDTX	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	EDTXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities

The information provided in Item 8.01 of this Form 8-K is incorporated by reference into this Item 3.02.

Item 8.01.	Other Events.

On December 15, 2020, EdtechX Holdings Acquisition Corp. II (the “Company”) consummated its initial public offering (“IPO”) of 10,000,000 of its units (“Units”). Each Unit consists of one share of Class A Common Stock, $0.0001 par value per share (“Common Stock”), and one-half of one redeemable warrant (“Warrant”), with each whole Warrant entitling the holder to purchase one share of Common Stock at a price of $11.50 per share. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $100,000,000.

Simultaneously with the consummation of the IPO, the Company consummated the private placement (“Private Placement”) of 5,000,000 Warrants (“Private Warrants”) at a price of $1.00 per Private Warrant, generating total proceeds of $5,000,000, to IBIS Capital Sponsor II LLC and IBIS Capital Sponsor II EdtechX LLC, the Company’s sponsors (the “Sponsors”), and MIHI LLC, an affiliate of Macquarie Capital (USA) Inc., one of the underwriters of the IPO. The Private Warrants are identical to the Warrants sold in the IPO, except that the Private Warrants are non-redeemable and may be exercised on a cashless basis, in each case so long as they continue to be held by the initial purchasers or their permitted transferees. The initial purchasers have agreed not to transfer, assign, or sell any of the securities purchased in the Private Placement, including the underlying shares of Common Stock (except to certain permitted transferees), until 30 days after the consummation of the Company’s initial business combination.

An audited balance sheet as of December 15, 2020 reflecting receipt of the proceeds in connection with the consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K. A copy of the press release issued by the Company announcing the consummation of the IPO and Private Placement is included as Exhibit 99.2.

On December 15, 2020, the underwriters notified the Company that they were exercising the over-allotment option granted in connection with the IPO in the full amount of 1,500,000 units. On December 17, 2020, the Company consummated the sale of such units generating an additional gross proceeds of $15,000,000. Simultaneously with the consummation of the sale of the units pursuant to the over-allotment option, the Sponsors, MIHI LLC and Jefferies LLC, the representative of the underwriters in the IPO, purchased an additional 525,000 Private Warrants for an aggregate purchase price of an additional $525,000. An aggregate of $116,725,000, or $10.15 per unit sold in the IPO, has been deposited in the trust account established by the Company in connection with the IPO.

Item 9.01.	Financial Statement and Exhibits.

(d)	Exhibits:

Exhibit	Description

99.1	Audited balance sheet.

99.2	Press Release announcing closing of IPO.

99.3	Press Release announcing closing of over-allotment option.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 21, 2020

EDTECHX HOLDINGS ACQUISITION CORP. II

By:	/s/ Benjamin Vedrenne-Cloquet
Name:	Benjamin Vedrenne-Cloquet
Title:	Chief Executive Officer

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